Quarterly Holdings Report
for

Fidelity Advisor® Utilities Fund

April 30, 2020

AFUG-QTLY-0620
1.800331.116

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Electric Utilities - 59.4%
Electric Utilities - 59.4%
Alliant Energy Corp.	87,643	$4,255,068
American Electric Power Co., Inc.	194,744	16,185,174
Duke Energy Corp.	347,032	29,379,729
Edison International	803,790	47,190,511
Entergy Corp.	290,105	27,707,929
Evergy, Inc.	804,123	46,984,907
Exelon Corp.	1,337,472	49,593,462
FirstEnergy Corp.	708,916	29,256,963
NextEra Energy, Inc.	241,037	55,708,471
NRG Energy, Inc.	508,015	17,033,743
PG&E Corp. (a)	599,885	6,382,776
Pinnacle West Capital Corp.	21,900	1,686,081
PNM Resources, Inc.	95,649	3,872,828
Southern Co.	521,487	29,583,958
		364,821,600
Gas Utilities - 1.6%
Gas Utilities - 1.6%
Atmos Energy Corp.	97,161	9,907,507
Independent Power and Renewable Electricity Producers - 10.0%
Independent Power Producers & Energy Traders - 8.2%
Clearway Energy, Inc.:
Class A	66,926	1,251,516
Class C	849,620	17,017,889
The AES Corp.	1,466,520	19,431,390
Vistra Energy Corp.	641,519	12,535,281
		50,236,076
Renewable Electricity - 1.8%
NextEra Energy Partners LP	224,785	11,304,438

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		61,540,514

Multi-Utilities - 25.8%
Multi-Utilities - 25.8%
Ameren Corp.	225,487	16,404,179
CenterPoint Energy, Inc.	473,281	8,059,975
Dominion Energy, Inc.	1,054,031	81,297,411
DTE Energy Co.	96,100	9,969,414
Public Service Enterprise Group, Inc.	222,900	11,303,259
Sempra Energy	238,000	29,476,300
WEC Energy Group, Inc.	19,243	1,742,454
		158,252,992
TOTAL COMMON STOCKS
(Cost $563,714,327)		594,522,613

Money Market Funds - 3.2%
Fidelity Cash Central Fund 0.16% (b)
(Cost $19,906,531)	19,901,227	19,907,197
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $583,620,858)		614,429,810
NET OTHER ASSETS (LIABILITIES) - 0.0%		23,973
NET ASSETS - 100%		$614,453,783

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$100,510
Fidelity Securities Lending Cash Central Fund	1,415
Total	$101,925

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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